            FIRST AMENDMENT TO FOURTH RESTATED REVOLVING CREDIT LOAN,
            ---------------------------------------------------------
              SWINGLINE LOAN AND STANDBY LETTER OF CREDIT AGREEMENT
              -----------------------------------------------------


               This First Amendment to Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter Of Credit Agreement (this "Amendment") is made to be effective as of April 20, 1999, by and among M/I SCHOTTENSTEIN HOMES, INC., an Ohio corporation ("M/I") and M/I Homes, Inc., an Arizona corporation and a wholly-owned Subsidiary of M/I ("M/I Homes") (M/I and M/I Homes are, jointly, severally and jointly and severally, "Borrower"), BANK ONE, NA, a national banking association ("Bank One"), THE HUNTINGTON NATIONAL BANK, a national banking association ("HNB"), NATIONAL CITY BANK, a national banking association ("NCB"), BANKBOSTON, N.A., a national banking association, ("BKB"), THE FIFTH THIRD BANK OF COLUMBUS, an Ohio banking corporation ("Fifth Third"), SUNTRUST BANK, CENTRAL FLORIDA, N.A., a national banking association ("STB") and AMSOUTH BANK, an Alabama corporation ("ASB") (Bank One, HNB, NCB, BKB, Fifth Third, STB and ASB is each a "Bank" and are, collectively, "Banks"), and BANK ONE, NA, a national banking association, as agent for Banks ("Agent"). For valuable consideration, the receipt of which is hereby acknowledged, Borrower, Banks and Agent, each intending to be legally bound, hereby recite and agree as follows:

                             BACKGROUND INFORMATION
                             ----------------------

               A. Borrower, Bank One, HNB, NCB, BKB, Fifth Third, STB, ASB and Agent are parties to a certain Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement effective as of December 31, 1998 (the "Credit Agreement").

               B. Borrower has requested that the Credit Agreement be amended in certain respects and the Banks and Agent are prepared to do so on and subject to the terms hereof.

                                    AGREEMENT
                                    ---------

               1. Definitions. Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein.

               2. Amendments. Subject to the satisfaction of the terms and conditions of this Amendment and of the Credit Agreement, as amended hereby, the Credit Agreement shall be amended as follows:

               2.1. The definition of "Borrowing Base" in Subsection 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "Borrowing Base" shall mean, as of any date of determination, an amount equal to the sum of:

                              (a) the amount calculated by multiplying .90 by the value of Eligible Production Inventory; plus

                              (b) the amount calculated by multiplying .85 by the aggregate value of Eligible Model Houses which are not over two (2) years old (as measured from the date of the completion of construction); plus

                              (c) the amount calculated by multiplying .75 by the aggregate value of Eligible Model Houses which are over two (2) years old (as measured from the date of the completion of construction); plus

                              (d) the amount calculated by multiplying .80 by the value of Eligible Developed Lots Sold; plus

                              (e) the amount calculated by multiplying .50 by the value of Eligible Developed Lots Unsold; plus

                              (f) the amount calculated by multiplying .25 by the value of Eligible Raw Land and Land Under Development; plus

                              (g) the amount calculated by multiplying .25 by the value of Investments in Joint Ventures;

        less the sum of (i) the aggregate amount of Customer Deposits then held by Borrower and (ii) the aggregate outstanding amount of Liens incurred by Borrower and permitted by subsection 7.2(i) hereof. In calculating the "Borrowing Base", the "value" of each component of the Borrowing Base set forth in clauses (a) through (g) above (and any subcomponent thereof) shall not exceed the amount thereof permitted under Section 7 of this Agreement (including amounts permitted pursuant to any waiver of any provision of said Section that is consented to by the Banks in accordance with Subsection 11.1 of this Agreement)."

               2.2. The definition of "Eligible Model Houses" in Subsection 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

                       "Eligible Model Houses" shall mean (a) all completed
               detached or attached single family houses (including townhouse condominiums and condominiums) which are being used by Borrower or any Subsidiary as sales models, and the lots on which such houses are located and (b) detached or attached (including townhouse condominiums and condominiums) single family houses for which there has been a Start of Construction which upon completion will be used by Borrower or any Subsidiary as sales models, and the lots on which such houses are located. The value of Eligible Model Houses shall be calculated in accordance with GAAP and shall include all associated costs required to be capitalized under GAAP except for the costs of any furnishings, but shall be reduced by the then outstanding aggregate amount of Indebtedness secured by any Eligible Model Houses and permitted by subsection 7.1(d) hereof."

               2.3. Subsection 7.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

                       "7.8 Limitation on Speculative Houses and Eligible Model
               Houses. Permit the aggregate cost, as determined in accordance with GAAP on a consolidated basis, of (a) Speculative Houses owned by Borrower and Borrower's Subsidiaries to exceed $32,000,000 at any one time outstanding, of which not more than $10,000,000 in the aggregate may consist of attached (including townhouse condominiums and condominiums) single family homes in the Washington, D.C. Market and in Florida, provided that (i) not more than $5,000,000 of which may be located in the Washington, D.C. Market and (ii) not more than $5,000,000 of which may be located in Florida or (b) Eligible Model Houses owned by Borrower and Borrower's Subsidiaries to exceed $30,000,000 at any one time outstanding, of which not more than $6,000,000 in the aggregate may consist of attached (including townhouse condominiums and condominiums) single family homes in the Washington, D.C. Market and in Florida, provided that (i) not more than $3,000,000 of which may be located in the Washington, D.C. Market and (ii) not more than $3,000,000 of which may be located in Florida. "

               2.4. Subsection 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

                       "7.10 Limitation on Operating Leases. Enter into or renew
               any Operating Lease if as a result thereof: (a) the aggregate rentals payable by Borrower and all of Borrower's Subsidiaries under all Operating Leases on a consolidated basis, except for any Operating Lease with respect to the Office Building, would exceed in any period of 12 consecutive months the aggregate amount of $5,000,000; or (b) the term of (i) any Operating Lease with respect to Eligible Model Houses and furnishings for Eligible Model Houses would exceed three years, and (ii) any other Operating Lease, except for any Operating Lease with respect to the Office Building, would exceed five years, provided that so long as the initial term or any renewal of an Operating Lease included within this clause (b) does not exceed five years or three years, as appropriate, the aggregate of the initial term and all renewals of such Operating Lease may exceed five years or three years, as appropriate, if any

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
               right of renewal is solely at the option of the Borrower or Borrower's Subsidiaries; or (c) the aggregate rentals payable by Borrower and all of Borrower's Subsidiaries under all Operating Leases with respect to the Office Building would exceed, for the periods set forth below, the amounts that correspond to such periods, as set forth below:

                                                                              Aggregate
                               Year of the Operating Lease                   Rentals Per
                               ---------------------------                   Lease Year
                                                                             ----------
                  Beginning with Lease Year 1                               $1,131,576.00
                  Through and including Lease Year 5

                  Beginning with Lease Year 6                               $1,217,693.00
                  Through and including Lease Year 10

                  Beginning with Lease Year 11                              $1,275,104.00
                  Through and including Lease Year 15

                  Beginning with Lease Year 16 Through and                  $1,303,810.00"
                  including Lease Year 20

               2.5. Subsection 7.17 of the Credit Agreement is hereby amended to read in its entirety as follows:

                       "7.17 Limitation on Location of Attached Houses.
               Construct or make investments in construction of any attached (including townhouse condominiums and condominiums) single family houses in any area outside of the Washington, D.C. Market and Florida."

               3. Representations and Warranties. In order to induce Banks and Agent to enter into this Amendment, Borrower hereby represents and warrants to each Bank and to Agent that on the date hereof:

                       (a) it has the corporate power and authority to make,
               deliver and perform this Amendment and to borrow under the Credit Agreement as amended by this Amendment and has taken all corporate action necessary to be taken by it to authorize the borrowings on the terms and conditions of the Credit Agreement as amended by this Amendment and to authorize the execution, delivery and performance of the Credit Agreement as amended by this Amendment;

                       (b) each of Borrower's Subsidiaries has the corporate or
               limited liability company power and authority to make, deliver and

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
               perform its Guarantor's Consent and Reaffirmation of Guaranties attached to this Amendment and has taken all corporate or limited liability company action necessary to authorize the execution, delivery and performance of such Guarantor's Consent and Reaffirmation of Guaranties; and

                       (c) each of Borrower and Borrower's Subsidiaries (i) is
               duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, as appropriate, (ii) has the corporate or limited liability company power and authority to conduct the business in which it is currently engaged, (iii) is qualified as a foreign corporation or limited liability company under the laws of any jurisdiction where the failure to so qualify would have a material adverse effect on the business of Borrower and Borrower's Subsidiaries taken as a whole, and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith would not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of Borrower and Borrower's Subsidiaries taken as a whole and would not materially and adversely affect the ability of Borrower to perform its obligations under this Agreement and the Notes.

               4. Full Force and Effect. The Credit Agreement, including without limitation Borrower's representations, warranties and covenants, as amended by this Amendment, shall remain in full force and effect in accordance with its terms as amended hereby, and upon the effective date of this Amendment, the terms "Agreement" and "this Agreement" shall mean the Credit Agreement as amended by this Amendment.

               5. Conditions Precedent. The obligations of Agent and Banks pursuant to this Amendment are subject to the satisfaction of the following conditions precedent prior to the effective date of this Amendment:

                       5.1. Execution of Amendment. This Amendment shall have
               been executed by Borrower, Required Banks and Agent.

                       5.2. Execution of Guarantor Consents. Each Guarantor's
               Consent and Reaffirmation of Guaranties attached to this Amendment shall have been duly executed and delivered.

                       5.3. No Default or Event of Default. No Default or Event
               of Default shall have occurred and be continuing under the Credit Agreement as of the effective date of this Amendment.

               6. Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall be governed by, and construed in accordance with, the local laws of the State of Ohio.

               IN WITNESS WHEREOF, Borrower, Banks and Agent have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                          BORROWER
                                          --------

                                          M/I SCHOTTENSTEIN HOMES, INC.

Executed at Columbus, Ohio                By
                                            ----------------------------------
                                            Robert H. Schottenstein
                                            Title:  President and Assistant
                                            Secretary


                                          M/I HOMES, INC.

Executed at Scottsdale, Arizona           By
                                            ----------------------------------
                                            Robert H. Schottenstein
                                            Title: Vice Chairman

                                          BANKS
                                          -----

                                          BANK ONE, NA,
                                          as Agent and as a Bank

                                          By
                                            ----------------------------------
                                            Thomas D. Igoe
                                            Title: Senior Vice President


                                          THE HUNTINGTON NATIONAL BANK

                                          By
                                            ----------------------------------
                                            R. H. Friend
                                            Title: Vice President


                                          NATIONAL CITY BANK

                                          By
                                            ----------------------------------
                                            Ralph A. Kaparos
                                            Title: Senior Vice President


                                          BANKBOSTON, N.A.

                                          By
                                            ----------------------------------
                                            Daniel L. Silbert
                                            Title: Vice President


                                          THE FIFTH THIRD BANK OF COLUMBUS

                                          By
                                            ----------------------------------
                                            Mark E. Ransom
                                            Title: Vice President

                                          SUNTRUST BANK, CENTRAL FLORIDA, N.A.

                                          By
                                            ----------------------------------
                                            Title:
                                                   ----------------

                                          AMSOUTH BANK

                                          By
                                            ----------------------------------
                                            Ronny Hudspeth
                                            Title: Senior Vice President

               GUARANTOR'S CONSENT AND REAFFIRMATION OF GUARANTIES
               ---------------------------------------------------

               The undersigned Guarantor hereby (a) acknowledges that it has read the foregoing First Amendment to Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement, effective as of April 20, 1999 (the "First Amendment"), and (b) agrees that the undersigned Guarantor's Guaranties dated as of December 31, 1998 of the obligations of M/I Schottenstein Homes, Inc. and M/I Homes, Inc. pursuant to the Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement as amended by the First Amendment and all representations, warranties and covenants in each of such Guaranties continue in full force and effect notwithstanding the First Amendment.

                                       M/I FINANCIAL CORP., an Ohio corporation

                                       By:
                                          ----------------------------------
                                          Paul S. Rosen
                                          President

               GUARANTOR'S CONSENT AND REAFFIRMATION OF GUARANTIES
               ---------------------------------------------------


               The undersigned Guarantor hereby (a) acknowledges that it has read the foregoing First Amendment to Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement, effective as of April 20, 1999 (the "First Amendment"), and (b) agrees that the undersigned Guarantor's Guaranties dated as of December 31, 1998 of the obligations of M/I Schottenstein Homes, Inc. and M/I Homes, Inc. pursuant to the Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement as amended by the First Amendment and all representations, warranties and covenants in each of such Guaranties continue in full force and effect notwithstanding the First Amendment.

                                        M/I HOMES CONSTRUCTION, INC., an
                                           Arizona corporation

Executed at Scottsdale, Arizona         By
                                          ----------------------------------
                                          Robert H. Schottenstein, Vice Chairman
                                            of M/I Homes Construction, Inc.

               GUARANTOR'S CONSENT AND REAFFIRMATION OF GUARANTIES
               ---------------------------------------------------


               Each of the undersigned Guarantors hereby (a) acknowledges that it has read the foregoing First Amendment to Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement, effective as of April 20, 1999 (the "First Amendment"), and (b) agrees that each of the undersigned Guarantor's Guaranties dated as of December 31, 1998 of the obligations of M/I Schottenstein Homes, Inc. and M/I Homes, Inc. pursuant to the Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement as amended by the First Amendment and all representations, warranties and covenants in each of such Guaranties continue in full force and effect notwithstanding the First Amendment.

                                        NORTHEAST OFFICE VENTURE LIMITED
                                          LIABILITY COMPANY, a Delaware limited
                                          liability company, by M/I
                                          Schottenstein Homes, Inc., its sole
                                          member

                                        601RS, LLC, an Ohio limited
                                          liability company, by M/I
                                          Schottenstein Homes, Inc., its sole
                                          member

                                        M/I SCHOTTENSTEIN HOMES SERVICE
                                          CORP., an Ohio corporation

Executed at Columbus, Ohio              By
                                          ----------------------------------
                                          Robert H. Schottenstein
                                          President and Assistant Secretary of
                                          M/I Schottenstein Homes, Inc.
                                          President of M/I Schottenstein Homes
                                          Service Corp.


                                        MHO, LLC, an Arizona limited liability
                                          company, by M/I Homes, Inc., its sole
                                          member

Executed at Scottsdale, Arizona         By
                                          ----------------------------------
                                          Robert H. Schottenstein
                                          Vice Chairman of M/I  Homes, Inc.

               GUARANTOR'S CONSENT AND REAFFIRMATION OF GUARANTIES
               ---------------------------------------------------


               Each of the undersigned Guarantors hereby (a) acknowledges that it has read the foregoing First Amendment to Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement, effective as of April 20, 1999 (the "First Amendment"), and (b) agrees that each of the undersigned Guarantor's Guaranties dated as of December 31, 1998 of the obligations of M/I Schottenstein Homes, Inc. and M/I Homes, Inc. pursuant to the Fourth Restated Revolving Credit Loan, Swingline Loan and Standby Letter of Credit Agreement as amended by the First Amendment and all representations, warranties and covenants in each of such Guaranties continue in full force and effect notwithstanding the First Amendment.


                                        MANOR ROAD - 1997, L.L.C., a Virginia
                                          limited liability company

                                        CHEVY CHASE VILLAS, L.L.C., a
                                          Virginia limited company, by Manor
                                          Road - 1997, L.L.C., its 99% Member

                                        By
                                          ----------------------------------
                                          Paul S. Coppel, Manager of Manor
                                          Road - 1997, L.L.C.